United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 7, 2022

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 7, 2022, Limoneira Company, a Delaware corporation (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) by and between the Company and Limoneira Lewis Community Builders, LLC, a Delaware limited liability company (“LLCB”). LLCB is a joint venture formed with The Lewis Group of Companies (“Lewis”) to develop the Company’s East Area I real estate development project. Under the terms of the Agreement, the Company will sell to LLCB its 17-acre property in Santa Paula, California (the “Retained Property”) for a total cash price of $15,950,886.00 (the “Sale”).

Closing of the Sale is expected to occur on or around October 20, 2022 and shall be subject to LLCB’s approval of the feasibility of residential use development on the Retained Property after a period of due diligence review to be conducted by LLCB from the effective date of the Agreement until October 6, 2022 (the “Feasibility Period”).

Additionally, the Agreement provides that LLCB will have the option to capitalize and form a joint venture (the “Joint Venture”) with the Company with respect to the residential use development. Should LLCB exercise its option to participate in the Joint Venture, the Joint Venture and the related development project will be governed by the terms of a Joint Venture Agreement (the “Joint Venture Agreement”) in a form to be agreed upon by the Company and LLCB prior to the end of the Feasibility Period.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Purchase and Sale Agreement, dated as of September 7, 2022, by and between Limoneira Company and Limoneira Lewis Community Builders, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2022	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary